Third-party guarantees and commitments	12 Months Ended
Dec. 31, 2018
Third-party guarantees and commitments [Abstract]
Third-party guarantees and commitments
Note 19.- Third-party guarantees and commitments

Third-party guarantees

At the close of 2018 the overall sum of Bank Bond and Surety Insurance directly deposited by the subsidiaries of the Company as a guarantee to third parties (clients, financial entities and other third parties) amounted to $32,412 thousand attributed to operations of technical nature ($32,428 thousand as of December 31, 2017). In addition, the Company issued guarantees related to operations of technical nature amounting to $60 million as of December 31, 2018 ($112 million as of December 31, 2017).

Contractual obligations

The following tables shows the breakdown of the third-party commitments and contractual obligations as of December 31, 2018 and 2017:

2018	Total	2019	2020 and 2021	2022 and 2023	Subsequent

Corporate debt	684,073	268,905	107,560	205,258	102,350
Loans with credit institutions (project debt)	4,314,307	233,214	476,191	571,374	3,033,528
Notes and bonds (project debt)	776,807	31,241	49,445	54,879	641,242
Purchase commitments	3,082,495	131,417	264,461	259,775	2,426,842
Accrued interest estimate during the useful life of loans	2,743,132	314,984	565,040	492,932	1,370,176

2017	Total	2018	2019 and 2020	2021 and 2022	Subsequent

Corporate debt	643,083	68,907	253,393	107,316	213,467
Loans with credit institutions (project debt)	4,628,289	215,117	457,853	539,466	3,415,853
Notes and bonds (project debt)	846,919	31,174	53,620	54,395	707,730
Purchase commitments	3,149,813	141,867	230,014	259,845	2,518,087
Accrued interest estimate during the useful life of loans	3,129,321	340,481	630,108	559,856	1,598,876

The figures shown in the tables above do not include equity investments that the Company may be committed to realize in the future, if certain conditions are met, such as equity investments in the PTS project (see Note 5).

Legal Proceedings

On October 17, 2016, ACT received a request for arbitration from the International Court of Arbitration of the International Chamber of Commerce presented by Pemex. Pemex was requesting compensation for damages caused by a fire that occurred in their facilities during the construction of the ACT cogeneration plant in December 2012, for a total amount of approximately $20 million. On July 5, 2017, Seguros Inbursa, the insurer of Pemex, joined as a second claimant in the process. In September 2018, ACT was notified that an agreement was reached between insurance companies according to which ACT would not have to pay any amount in relation to this arbitration. On December 19, 2018 the parties of the arbitration executed a settlement agreement to finalize the claim without any financial impact for ACT.

A number of Abengoa’s subcontractors and insurance companies that issued bonds covering Abengoa’s obligations under such contracts in the United States have included some of the non-recourse subsidiaries of the Company in the United States as co-defendants in claims against Abengoa. Generally, the subsidiaries of the Company have been dismissed as defendants at early stages of the processes but there remain pending cases including Arb Inc. with a potential total claim of approximately $33 million and a group of insurance companies that have addressed to a number of Abengoa’s subsidiaries and to Solana (Arizona Solar One) a potential claim for Abengoa related losses of approximately $20 million that could increase, according to the insurance companies, up to a maximum of up to approximately $200 million if all their exposure resulted in losses. The Company reached an agreement with Arb Inc. and all but one of the above-mentioned insurance companies, under which they agreed to dismiss their claims in exchange for payments of approximately $6.6 million, which have been made in 2018. The insurance company which did not join the agreement has temporarily stopped legal actions against the Company and the Company does not expect to have a material adverse effect.

In addition, an insurance company covering certain Abengoa’s obligations in Mexico has claimed certain amounts related to a potential loss. This claim is covered by existing indemnities from Abengoa. Nevertheless, the Company has reached an agreement under which Atlantica´s maximum theoretical exposure would in any case be limited to approximately $35 million, including $2.5 million to be held in an escrow account. On January 2019, the insurance company executed $2.5 million from the escrow account and Abengoa reimbursed such amount according to the existing indemnities in force between Atlantica and Abengoa.  The payments by Atlantica would only happen if and when the actual loss has been confirmed, Abengoa has not fulfilled their obligations and after arbitration, if the Company initiates it.

The Company is not a party to any other significant legal proceeding other than legal proceedings arising in the ordinary course of its business. The Company is party to various administrative and regulatory proceedings that have arisen in the ordinary course of business. While the Company does not expect these proceedings, either individually or in the aggregate, to have a material adverse effect on its financial position or results of operations, because of the nature of these proceedings the Company is not able to predict their ultimate outcomes, some of which may be unfavorable to the Company.